AMENDMENT NO.1 TO THE
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS IS AN AMENDMENT to the Great-West Life & Annuity Insurance Company Supplemental Executive Retirement Plan, as amended and restated effective March 24, 2009 (the “Plan”). The Plan is being amended to clarify the definition of Compensation.
1.
Section 2.9 of the Plan is amended by deleting the first sentence thereof and substituting the following:
“Compensation” means the Salary, the annual bonus and commissions paid to a Participant by Employer and considered to be “wages” for purposes of federal income tax withholding, provided that any annual bonus shall be treated as Compensation paid on December 31 of the calendar year in which such bonus is earned, regardless of when it is actually paid.
2.
Section 2.15 of the Plan is amended by deleting the existing provision and substituting the following:
“Final Annual Compensation” means the average of the Participant’s Compensation paid during the twelve (12) consecutive complete months of employment with Employer before the Participant’s Disability, provided that any annual bonus shall be treated as Compensation paid on December 31 of the calendar year in which such bonus is earned, regardless of when it is actually paid.
3.
Section 2.16 of the Plan is amended by deleting the existing provision and substituting the following:
“Final Average Compensation” means the average of the Participant’s Compensation paid during the sixty (60) consecutive complete months out of the last eighty-four (84) months of employment with Employer that produce the highest average, provided that any annual bonus shall be treat as Compensation paid on December 31 of the calendar year in which such bonus is earned, regardless of when it is actually paid.

[signature on next page]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Signature:     /s/ Robert L. Reynolds
By:     Robert L. Reynolds
Its:    President & Chief Executive Officer

AMENDMENT NO.2 TO THE
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS IS AN AMENDMENT to the Great-West Life & Annuity Insurance Company Supplemental Executive Retirement Plan, as amended and restated effective March 24, 2009 (the “Plan”). The Plan is being amended as of the date hereof to add additional actuarially equivalent forms of distribution.
1.
Section 5.5(b)(ii) of the Plan is amended in its entirety to read as follows:
“(ii)    A monthly joint and survivor annuity with payment continued to the survivor at one hundred percent (100%), seventy-five percent (75%), sixty-six and two thirds (66-2/3) or fifty percent (50%) of the amount paid to the Participant.”

This Amendment No. 2 is signed October 13, 2015.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Signature:     /s/ Robert L. Reynolds
By:     Robert L. Reynolds
Its:    President & Chief Executive Officer